UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 26, 2001
                                                          --------------


                         WORLDPORT COMMUNICATIONS, INC.

                         ------------------------------

             (Exact name of registrant as specified in its charter)




          Delaware                  000-25015                84-1127336
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
      of incorporation)              Number)                     No.)


                 975 Weiland Road, Buffalo Grove, Illinois 60089

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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 229-8200
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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

         On April 26, 2001, Worldport Holdings, Inc. ("Purchaser"), a wholly owned subsidiary of Worldport Communications, Inc. (the "Company") purchased 100% of the capital stock of Hostmark World Limited, Hostmark AB and Hostmark GmbH (collectively, the "Hostmark Corporations"), in exchange for up to 5,100,000 shares of common stock of the Company. Of this amount, 4,100,000 shares were issued at the closing and the remaining 1,000,000 shares will be issued to the Seller on the first anniversary of the closing, subject to certain contingencies. The purchase was completed pursuant to a Stock Purchase Agreement dated April 25, 2001, between Purchaser and Hostmark World, LP (the "Seller"). The purchase price was based on negotiations between the Purchaser and Seller. The Hostmark Corporations own web-hosting internet data centers in England, Sweden and Germany. The Purchaser intends to continue the Hostmark Corporations' business activities.

         Certain parties which were affiliated with the Hostmark Corporations (the "Guarantors") have provided guarantees or other assurances on behalf of the Hostmark Corporations under real estate leases entered into by the Hostmark Corporations. In connection with the purchase of the Hostmark Corporations, the Purchaser and the Company agreed to use their reasonable efforts to obtain the release of the Guarantors from these guarantees within 30 days of the closing date. In the event that a release is not obtained, the Purchaser and the Company jointly and severally agreed to indemnify the Guarantors for any amounts that the Guarantors are required to pay under the guarantees. In addition, in connection with these transactions (a) the Company, Seller and N.M. Rothschild & Sons Limited entered into a Registration Rights Agreement, pursuant to which the Company agreed to use its reasonable efforts to file (and keep effective for a period of two years from the date the stock is issued) a registration statement under the Securities Act of 1933, covering the shares issued, and to be issued, pursuant to the Stock Purchase Agreement, and (b) the Seller entered into a Shareholders Agreement with The Heico Companies, L.L.C. ("Heico") pursuant to which Heico agreed, so long as certain conditions are met, to vote the shares of the Company owned by Heico for the election of a Seller designee to the Company's Board of Directors.

         The foregoing description is qualified in its entirety by the Stock Purchase Agreement, the Shareholders Agreement, the Registration Rights Agreement and the Indemnification Agreement, all of which are attached as Exhibits to this Current Report on Form 8-K and incorporated by reference into this Item 2.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

         (a)      Financial Statements of Businesses Acquired
                  -------------------------------------------

         The financial statements required to be filed pursuant to Item 7(a) are not included in this Current Report on Form 8-K. Such financial statements will be filed by amendment to this Form 8-K on or before July 10, 2001.

         (b)      Pro Forma Financial Information
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                                       2

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         The pro forma financial information required to be filed pursuant to
Item 7(b) is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Form 8-K on or before July 10, 2001.

         (c)      Exhibits
                  --------

         2.1 - Stock Purchase Agreement, dated April 25, 2001, between Worldport Holdings, Inc., a wholly owned subsidiary of the Company, and Hostmark World, LP

         10.1 - Shareholders Agreement, dated April 25, 2001, between the Company and Seller

         10.2 - Registration Rights Agreement, dated April 25, 2001, among the Company, Seller and N.M. Rothschild & Sons Limited



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WORLDPORT COMMUNICATIONS, INC.
                                             (Registrant)


Dated:  May 10, 2001                         By:   /s/ John T. Hanson
                                                   -----------------------------
                                                   John T. Hanson
                                                   Chief Financial Officer




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                                  Exhibit Index
                                  -------------


Exhibit No.           Description
-----------           -----------

2.1 Stock Purchase Agreement, dated April 25, 2001, between Worldport Holdings, Inc. and Hostmark World, L.P.

10.1                  Shareholders Agreement, dated April 25, 2001, between the
                      Company and Seller

10.2 Registration Rights Agreement, dated April 25, 2001, among the Company, Seller and NB Rothschild & Sons Limited